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EXHIBIT 10.17
ADVISED GUIDANCE LINE


[LETTERHEAD] NATIONSBANK




                                March 6, 1997

Mr. Charles S. Roberts
Roberts Properties Residential, L.P.
Roberts Properties, Inc.
Roberts Realty Investors, Inc.
8010 Roswell Road, Suite 120
Atlanta, Georgia 30350

Gentlemen:

         This letter confirms the establishment by NationsBank, N.A. (South) (the "Bank") of its Advised Guidance Line ("AGL") pursuant to which Bank will make available certain credit or loans to Roberts Properties Residential, L.P. ("RPR"), Roberts Properties, Inc. ("RPI"), or an entity (collectively, the "Subsidiaries") controlled by RPR, RPI or Charles S. Roberts ("Roberts") or in which any of RPR, RPI or Roberts is the general partner or managing member, and which loans are to be guaranteed by RPR, RPI, Roberts and/or Roberts Realty Investors, Inc. ("RRI"), all as provided and upon and subject to the terms and conditions set forth in the term sheet attached hereto as Exhibit "A" and made a part hereof (the "AGL Term Sheet"). RPR, RPI and the Subsidiaries may be herein referred to as the context requires as the "Borrower", and RPR, RPI, Roberts and RRI may be herein referred to as the context requires as the "Guarantors".

         This letter confirms and advises Borrower and Guarantors of the establishment of the AGL. This letter and the AGL are not commitments to lend. Any loan under the AGL shall be made in Bank's discretion and shall in any case be subject to the terms and provisions of the AGL Term Sheet and such other terms and conditions as Bank may impose on a case by case basis. Upon review of a request submitted by Borrower for a loan under the AGL and Bank's determination in its discretion to make such loan, Bank shall issue, and the approved Borrower (and as applicable, Guarantors) shall execute a commitment letter for such loan or loans in Bank's usual and customary form for such commitment letter, including Bank's standard conditions, subject only to such modification to such commitment letter as may be required by the specifics of the loan transaction as approved by Bank. Bank shall be under no obligation to make a loan to Borrower, whether pursuant to or under the AGL or otherwise, without a loan commitment letter signed by the relevant Borrower, and as applicable, by Guarantors. Likewise, no Borrower is under any obligation to take any loan from Bank, and no Guarantor is obligated to guarantee any loan, except in accordance with a loan commitment letter signed by the relevant Borrower, and, as applicable, by one or more Guarantors.

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         Also, in addition to the terms and conditions of the AGL as set forth in the AGL Term Sheet and of any particular commitment for a loan to be made under the AGL, Bank may condition issuance of a commitment for or closing of a loan upon provision by Borrower of certain representations and warranties concerning Borrower (and each of them), Guarantors (and each of them), and the business enterprise and operations of Borrower and Guarantors.

         Please execute your understanding and agreement with respect to the foregoing by executing the enclosed additional copies of this letter in the spaces indicated below and including a date of execution.

                                    Sincerely,

                                    NATIONSBANK, N.A. (SOUTH)

                                    By:  /s/ Donna W. Friedel
                                       -----------------------------------------
                                       Donna W. Friedel, Senior Vice President



Understood and agreed
this 6th day of March, 1997.

/s/ Charles S. Roberts      (SEAL)
----------------------------
Charles S. Roberts



Roberts Properties Residential, L.P.,
a Georgia limited partnership

By:  Roberts Realty Investors, Inc.,
     its sole general partner

     By:    /s/ Charles S. Roberts
            ----------------------------
     Name:  President
            ----------------------------
     Title: Charles S. Roberts
            ----------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]


                                      -2-
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Roberts Properties, Inc.,
a Georgia corporation

By:  /s/ Charles S. Roberts
    ----------------------------------
    Name:  Charles S. Roberts
          ----------------------------
    Title: President
          ----------------------------

    (CORPORATE SEAL)



Roberts Realty Investors, Inc.,
a Georgia corporation

By:  /s/ Charles S. Roberts
    ----------------------------------
    Name:  Charles S. Roberts
          ----------------------------
    Title: President
          ----------------------------

    (CORPORATE SEAL)




                                      -3-
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                                 Exhibit "A"


        ROBERTS PROPERTIES, INC. AND AFFILIATES ADVISED GUIDANCE LINE
                     FOR LOANS SECURED BY FIRST MORTGAGES

                                MARCH 5, 1997


PURPOSE: To provide an advised guidance line to be used to finance the acquisition of land and the acquisition or development of multifamily communities in the Southeastern U.S.

BORROWER:                  Depending on the project, the Borrower will be one of
                           the following.
                           1) Roberts Properties Residential, L.P. ("RPR");
                           2) Roberts Properties, Inc. ("RPI"); or
                           3) a stand alone entity whose managing member or managing general partner is RPR, RPI, Charles S.
                           Roberts ("Roberts") or an entity controlled by RPR, RPI or Roberts.

ADVISED GUIDANCE LINE      Up to $35,000,000 shall be available in the aggregate
AMOUNT:                    on a revolving basis. (Each individual loan made
                           under the guidance line will be known as a "Net Loan" herein.)

ADVISED GUIDANCE LINE      1) Up to an aggregate of $5,000,000 of the
LAND SUBLIMITS:            $35,000,000 shall be available for land loans on a
                           revolving basis.
                           2) Up to an aggregate of $2,500,000 of the $5,000,000 land loan sublimit can be used for land loans where the land is not currently zoned for multifamily use.

NET LOAN AMOUNT            Lesser of the following.
(CONSTRUCTION LOAN FOR     1) 75% of final accepted appraised value;
A DEVELOPMENT PROJECT      2)  80% of final approved full cost budget;
OR ACQUISITION LOAN FOR    3) that derived loan amount using a 1.20X DSC, 30
A COMPLETED PROJECT):      year amortization and the greater of 9% or 250 basis
                           points over the then 7-year U.S. Treasury Bond yield.
                           For an acquisition, the amortization period used to derive the constant will be 30 years less the effective depreciation of the property; or
                           4) the amount available under the subject revolving line.

NET LOAN AMOUNT            Lesser of the following.
(LAND LOAN):               1) 80% of final accepted appraised value;
                           2) 80% of final approved acquisition cost (if the land has been held by the borrowing entity, a directly controlled entity or an affiliate of the entity in excess of three years, and a current appraisal indicates a value higher than cost, then
                           80% of value may be used to determine loan amount);
                           or
                           3) the amount available under the appropriate revolving line sublimit for land.
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ROBERTS PROPERTIES, INC. ETAL.
PAGE 2

EQUITY REQUIREMENTS:       Cash equity to be upfront. For construction loans,
                           equity can include the unencumbered land (at the lower of cost or appraised value, except that appraised value, if higher, can be used under the conditions described in the previous section) and cash. The cash portion of the equity will be substantiated to the bank and will not be escrowed.

INTEREST RATE:             Libor + 1.80% or Prime + 0%, at the option of
                           Borrower; payable monthly.

COMMITMENT FEE (EACH       .25% of each Net Loan Amount payable at each Net Loan
LOAN OTHER THAN LAND       closing.
LOANS):

COMMITMENT FEE (EACH       .50% of each Net Loan Amount payable at each Net Loan
LAND LOAN):                closing.


TERM (ADVISED              24 months from closing of guidance line.
GUIDANCE LINE):

TERM (ALL LOAN TYPES):     24 month original term plus one 11 month renewal
                           option.

PRINCIPAL AMORTIZATION     During the renewal period, if granted, principal
(CONSTRUCTION LOAN):       shall be amortized on a 30 year amortization schedule
                           based on the greater of 9% or 250 basis points over the 7-year Treasury at original closing of the Net
                           Loan, payable monthly.

PRINCIPAL AMORTIZATION From inception of the Net Loan and during the renewal (ACQUISITION LOAN FOR A period, if granted, principal shall be amortized on a
COMPLETED PROJECT):        30 year amortization schedule based on the greater of
                           9% or 250 basis points over the 7-year Treasury at original closing of the Net Loan, payable monthly.

RENEWAL OPTION             One 11 month extension option subject to the
(CONSTRUCTION LOAN OR      following:
ACQUISITION LOAN FOR A
COMPLETED PROJECT):        1) 30 day (and no greater than 90 day) written notice
                           of intention to exercise the option;
                           2) no event of default having occurred or occurring on the guidance line or any Net Loan made under it
                           (per the provisions of the Cross-Default section of this term sheet);
                           3) achievement of Minimum Property Performance
                           Criteria (as defined below) for 120 consecutive days immediately prior to exercising option to extend;
                           4) acceptable financial condition review of the borrower and guarantors; and
                           5) payment of the renewal option fee.

                           Minimum Property Performance Criteria will include the following.

                           1) Achievement of NOI for a consecutive 120 days immediately prior to exercising the option which, when annualized, can support debt service on the property at a minimum of 1.20x.
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ROBERTS PROPERTIES, INC. ETAL.
PAGE 3


                           NOI shall be defined as 120 day annualized gross income from leases in occupancy and paying rent (using a vacancy factor which is the greater of 5% or actual vacancy) LESS expenses which are the greater of actual 120 day annualized expenses or final underwriting expenses (both include accruals and reserves). The debt service is calculated by assuming a 30 year amortization schedule and an interest rate at 250 basis points over the then 7-year Treasury bond yield (minimum of 9%).
                           2) NOI as defined above must be sufficient to service the actual interest payments and principal reductions on the NationsBank Net Loan at 1.20x.
                           3) A maximum 75% loan-to-value must be achieved.
                           4) A written representation must be made by Borrower that no event is then known which could materially and adversely effect NOI.

RENEWAL OPTION (LAND       One 11 month extension option subject to the
LOAN):                     following:

                           1) 30 day (and no greater than 90 day) written notice of intention to exercise the option;
                           2) no event of default having occurred or occurring on the guidance line or any Net Loan made under it (per the provisions of the Cross-Default section of this term sheet);
                           3) achievement of loan-to-value not to exceed 80%;
                           4) acceptable financial condition review of the borrower and guarantors; and
                           5) payment of the renewal option fee.


RENEWAL OPTION FEE:        .25% of the Net Loan amount.

COLLATERAL:                1) First lien on the land and improvements.
                           2) Assignment of rents and leases, construction and architectural contracts, etc.
                           3) Assignment of the permanent loan takeout if one is issued.
                           4) The various Net Loans under the guidance line will not be cross-collateralized.

PROPERTY TYPE:             1) Expected properties to be offered for
                           consideration will include garden style and mid-rise multifamily projects to be acquired or developed in the Southeastern U.S.

                           2) Land for future multifamily development will also be acceptable. If land is presented for consideration (with the exception of the $2.5MM sublimit), all zoning approvals must have been given, with the exception of site plan-type approvals, which must be considered a low risk to obtain. Transportation, utility services, and site access must be low risk issues for the planned development ultimately to obtain certificates of occupancy.

                           3) NationsBank shall have the unconditional right to refuse to lend against any property.
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ROBERTS PROPERTIES, INC. ETAL.
PAGE 4

CROSS-DEFAULT:             Net Loans made under the line will not be
                           cross-defaulted; however, a default on one Net Loan under the line will mean that no new Net Loans will be closed and previously closed Net Loans will not be renewed until the default is cleared to the bank's satisfaction. For purposes of this provision, the loans to RPR and RPR-related entities will be treated as one separate group and the loans to RPI/Roberts/RPI-related entities will be treated as a second separate group. Defaults that may occur in one group will not effect the other group.

GUARANTIES:                1) If the Borrower is RPR directly - The Net Loan
                           will be full recourse to RPR and 100% direct, unconditional joint and several guaranty of payment and performance with respect to the completion of the project, environmental indemnity, interest and principal from Roberts Realty Investors, Inc. ("RRI") will be required.

                           2) If the Borrower is an entity controlled by RPR - The Net Loan will be full recourse to the Borrower and 100% direct, unconditional joint and several guaranty of payment and performance with respect to the completion of the project, environmental indemnity, interest and principal from RPR and RRI will be required.

                           3) If the Borrower is RPI or an entity controlled by RPI or Roberts The Net Loan will be full recourse to the Borrower and 100% direct, unconditional joint and several guaranty of payment and performance with respect to the completion of the project, environmental indemnity, interest and principal from RPI (including subsidiaries) and Charles Roberts will be required.

                           4) If the Borrower is such that a Roberts guaranty is required, but the loan is for the acquisition of a completed property which is currently, and has been, stabilized for a period of time acceptable to bank (at or above 93% occupied for at least 12 months) and the Borrower does not anticipate performing any significant rehab work on the project, then the loan will not be guarantied by Roberts. The loan will still be fully recourse to the Borrower. This type of transaction is anticipated to be very rare and will be very closely reviewed by the bank.

OTHER REQUIREMENTS:        At a minimum, the following acceptable to
                           NationsBank:

                           -Thorough review of the Roberts group of companies to include, but not be limited to, their organization, strategies, principals, current and planned projects and financial status.
                           -Review of financial statement and organizational structure of each individual Borrower for each Net Loan.
                           -Environmental site assessment dated within six months of closing of Net Loan.
                           -Certification that no hazardous substances are present on the site.
                           -Market underwriting.
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ROBERTS PROPERTIES, INC. ETAL.
PAGE 5

                           -Front end cost and document review.
                           -Review of final full cost budget.
                           -Receipt, review and acceptance of appraisal indicating a maximum loan-to-value of 75% (80% for land loans).
                           -Legal documentation.
                           -Acceptable general contractor with acceptable fixed price contract and bonding. (No general contractor bonding required if Roberts Properties Construction is used; however, NationsBank will retain its right to require bonding of major subs on a case-by-case basis.)
                           -Site plan, specifications, survey, soils report, etc.
                           -Adequate hard cost (minimum 5%) and soft cost contingency amounts.
                           -Adequate interest and operating deficit reserves. -NationsBank will reserve the right to obtain an appraisal (at Borrower's expense) no more frequently than once every 12 months (except in a default situation where an appraisal can be ordered at the bank's discretion) and a loan-to-value equal to or less than 75% (80% for land loans) must be indicated at all times.
                           -Takeout agreement, if one is issued.
                           -Tri-Party Agreement (if there is a takeout), including approval by NationsBank and takeout party of all documentation, including, but not limited to, appraisal, third party inspecting architect, contractor, ESA, final budget, full cost and document review, architects, plans and specs, soils report, site inspection, survey, title, notice and opportunity to cure provisions, and survey.

FEES AND EXPENSES:         All fees to be paid by Borrower for guidance line
                           matters as well as Net Loan matters, including, but not limited to, legal, inspection, environmental, front end costs and document review, and appraisal.

CONFIDENTIALITY:           THE FRAMEWORK IS DELIVERED TO YOU WITH THE
                           UNDERSTANDING THAT NEITHER IT NOR ITS SUBSTANCE WILL
                           BE DISCLOSED TO ANY THIRD PARTY, EXCEPT WHERE
                           DISCLOSURE IS REQUIRED BY LAW.





IT MUST BE UNDERSTOOD THAT THE ABOVE IS ONLY A FRAMEWORK GENERALLY OUTLINING TERMS WHICH HAVE BEEN APPROVED BY NATIONSBANK.